                                      AMENDMENT
                                      ---------


          AMENDMENT, dated as of April 1, 1998, to the Five Year Credit Agreement dated as of May 30, 1997 (the "Credit Agreement"), among Colgate-Palmolive Company, the Banks named therein, Citibank, N.A., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent.

                                W I T N E S S E T H :

          WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference therein to "this Agreement", "hereof",
"hereunder", "herein" and "hereby" and each similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          Section 2. AMENDMENT OF SECTION 6.01 OF THE AGREEMENT. Section 6.01(f) of the Credit Agreement is amended by deleting the phrase
"$50,000,000" contained therein and inserting in lieu thereof the phrase "$100,000,000".

          Section 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          Section 4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                        COLGATE-PALMOLIVE COMPANY

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        CITIBANK, N.A., as Administrative Agent

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as
                                          Documentation Agent

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        CITIBANK, N.A.

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        BANCA COMMERCIALE ITALIANA NEW
                                        YORK BRANCH

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        BANCO SANTANDER

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        BANK OF AMERICA NT & SA

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        THE BANK OF  NEW YORK

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        BANKERS TRUST COMPANY

                                        By
                                           -----------------------------
                                             Name:
                                             Title:


                                        BANQUE NATIONALE DE PARIS

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        By
                                           -----------------------------
                                             Name:
                                             Title:


                                        BANQUE PARIBAS

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        THE CHASE MANHATTAN BANK

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        CREDIT SUISSE FIRST BOSTON

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCHES

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        NATIONAL WESTMINSTER BANK PLC

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        NATIONAL WESTMINSTER BANK PLC,
                                        NASSAU BRANCH

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        NATIONSBANK, N.A.

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        PNC BANK, NATIONAL ASSOCIATION

                                        By
                                           -----------------------------
                                             Name:
                                             Title:


                                        ROYAL BANK OF CANADA

                                        By
                                           -----------------------------
                                             Name:
                                             Title:

                                        ISTITUTO BANCARIO SAN PAOLO DI
                                        TORINO SPA

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        SOCIETE GENERALE NEW YORK BRANCH

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        STANDARD CHARTER BANK

                                        By
                                           -----------------------------
                                             Name:
                                             Title:



                                        THE SUMITOMO BANK LIMITED

                                        By
                                           -----------------------------
                                             Name:
                                             Title: